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                                                                  Exhibit 10.22


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is dated as of June 22, 1998 by and between Osage Systems Group, Inc., a Delaware corporation (the "Company"), and John Udelhofen, Michael Durbin, David Durbin and Brian Wolfe (each, a "Holder," and collectively, the "Holders"), the shareholders of Open Business Systems, Inc., an Illinois corporation ("OBS").

                               W I T N E S E T H:

         WHEREAS, the Company and the Holders are parties to a stock purchase agreement dated as of June 22, 1998 (the "Stock Purchase Agreement") pursuant to which the Company will acquire all of the issued and outstanding shares of the common stock, no par value, of OBS;

         WHEREAS, pursuant to the Stock Purchase Agreement, the Holders are to receive certain shares of the Company's common stock par value $.01 per share (the "Common Stock"); and

         WHEREAS, the parties hereto desire to set forth their agreement concerning the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Common Stock issued to the Holders pursuant to the Stock Purchase Agreement.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

                                    AGREEMENT

         1. Definitions.

         All defined terms not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

                  (a) "Closing" shall mean that date upon which a closing of the Stock Purchase Agreement occurs.

                  (b) "Company" shall mean Osage Systems Group, Inc. (SEC NO. 0-22808).

                  (c) "Exchange Act" shall mean the Securities Exchange Act of 1934.

                  (d) "Holders" shall mean John Udelhofen, Michael Durbin, David Durbin and Brian Wolfe, the former shareholders of OBS, who have received, or may receive subsequent to the date hereof, shares of the Common Stock pursuant to the Stock Purchase Agreement and their successors and permitted transferees (as defined in Section 8(e)).

                  (e) "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a
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quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                  (f) "Registration Statement" shall mean the Registration Statements of the Company filed with the SEC pursuant to the provisions of
Section 2 of this Agreement which covers the resale of the Registrable Securities (as defined herein) on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, and all amendments and supplements to such Registration Statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                  (g) "Registrable Securities" shall mean all or any shares of
(i) Osage Stock or other equity securities of the Company that may be issued to the Holders pursuant to Section 1.2 of the Stock Purchase Agreement (including those that are deposited in escrow pursuant to Section 1.5 of the Stock Purchase Agreement and the Escrow Agreement referred to therein) and (ii) any and all Additional Shares that may be issued to the Holders pursuant to Section 1.3 of the Stock Purchase Agreement, and any additional shares of Common Stock or other equity securities of the Company issued or issuable after the date hereof in respect of any such securities (or other equity securities issued in respect thereof) by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that: as to any particular shares of Registrable Securities, such securities shall cease to constitute Registrable Securities (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act, (ii) such securities shall have been disposed of (except to the successors and permitted transferees of the Holders);
(iii) when and to the extent such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act; or (iv) when such securities are otherwise freely transferable to the public without further registration under the Securities Act.

                  (h) "SEC" shall mean the United States Securities and Exchange Commission.

                  (i) "Trading Day" shall mean any day on which the New York Stock Exchange is open for trading.

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning ascribed to them in the Stock Purchase Agreement.

         2. Shelf Registration.

                  (a) The Company shall use it best efforts to prepare and file:
(i) not later than June 22, 1999, a Registration Statement with the SEC with respect to the registration for resale of the Osage Stock distributed pursuant to Section 1.2 of the Stock Purchase Agreement; (ii) not later than September 30, 2000, a Registration Statement with respect to the registration for resale of the Additional Shares, if any, received pursuant to the Measurement Periods for Year One and


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Year Two of the Earn-Out; and (iii) not later than September 30, 2001, a
Registration Statement with respect to the registration for resale of the Additional Shares, if any, received pursuant to the Measurement Period for Year Three of the Earn-Out. Notwithstanding the foregoing, the Company, at its sole discretion, shall be permitted to file a single registration statement with respect to all of the securities to be issued pursuant to the Stock Purchase Agreement; provided that it is and remains effective during all of the times that the Registration Statements referred to in clauses (i), (ii) and (iii), above, would have been effective. The Company shall use its best efforts to, as promptly as possible, have such Registration Statements declared effective for the purpose of facilitating the public resale of such Registrable Securities.

                  (b) Notwithstanding anything to the contrary contained herein, the Company's obligation in subparagraph 2(a) above shall extend only to the inclusion of the Registrable Securities in a Registration Statement filed under the Securities Act. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Registrable Securities or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Registrable Securities. Furthermore, the Company shall not be restricted in any manner from including within the Registration Statement the distribution, issuance or resale of any of its or any other securities, unless there is a reasonable probability in the opinion of counsel experienced in such matters governed by the Securities Act, that the inclusion of securities other than Registrable Securities would materially delay the effectiveness of the Registration Statement.

                  (c) If at the time the Company is obligated to file a Registration Statement hereunder, it has commenced the preparation of a registration statement or has secured a commitment from a managing underwriter in connection with an underwritten primary offering to be undertaken by the Company in which only the Company and no other person will sell shares (the "Primary Offering"), and the managing underwriter of such Primary Offering advises the Company that the public resale of the Registrable Securities would be likely to have a material adverse effect on the consummation of the Primary Offering, then and in that event, the Company may delay the filing of the Registration Statement with the SEC until ninety (90) days after the completion of the Primary Offering, and the Holders agree not to sell, transfer or otherwise dispose of the Registrable Securities (including private sales or sales under Rule 144) until the effective date of the Registration Statement.

                  (d) Holders may decline to sell some or all of the Osage Stock and Additional Shares pursuant to one or more of the Registration Statements described in paragraph (a), above. Notwithstanding anything else provided in this Agreement (including Section 1(g)), if one or more Holders shall have so declined to sell some or all of his Osage Stock or Additional Shares, such Holders may sell such unsold shares (together with any newly eligible shares) pursuant to any subsequent Registration Statement described in paragraph (a), above.

         3. Registration Procedures. Whenever it is obligated to register any Registrable Securities pursuant to this Agreement, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement with respect to the Registrable Securities in the manner set forth in Section 2 hereof and use its best efforts to cause




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such Registration Statement to become effective as promptly as possible and to remain effective for that period identified in subparagraph 3(g) hereafter;

                  (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in subparagraph 3(g) below and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the Holders' intended method of disposition set forth in such Registration Statement for such period;

                  (c) furnish to the Holders and to each underwriter, if any, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Holders, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) immediately notify the Holders under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made, and use its best efforts promptly to prepare a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver the number of copies of such supplement or amendment to each Holder as such Holder may request;

                  (f) make available for inspection by the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holders, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (g) for purposes of subparagraphs 3(a) and 3(b) above, the period of distribution of Registrable Securities shall be deemed to extend until the earlier of: (A) in an underwritten public offering of all of the Registrable Securities, the period in which each underwriter has completed the distribution of all securities purchased by it; (B) in any other registration, a period of three (3) years from the effective date of the first registration statement filed pursuant to subparagraph 2(a) above; and (C) until the Registrable Securities cease to be such.




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                  (h) to the extent that the Company has not already done so, if the Common Stock is listed on any securities exchange or automated quotation system, the Company shall use its best efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Registrable Securities covered by such Registration Statement on such exchange or automated quotation system;

                  (i) enter into normal and customary underwriting arrangements or an underwriting agreement and take all other reasonable and customary actions if the Holders sell their shares of Registrable Securities pursuant to an underwriting (however, in no event shall the Company, in connection with such underwriting, be required to undertake any special audit of a fiscal period in which an audit is normally not required);

                  (j) notify the Holders if there are any amendments to the Registration Statement, any requests by the SEC to supplement or amend the Registration Statement, or of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

                  (k) cooperate in the timely removal of any restrictive legends from the shares of Registrable Securities in connection with the resale of such shares covered by an effective Registration Statement.

         4. Expenses.

                  (a) For the purposes of this Section 4, the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with Sections 2 and 3 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, "blue sky" fees, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Registrable Securities on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all accountable or non-accountable expenses paid to any underwriter in respect of the sale of Registrable Securities.

                  (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statement filed pursuant to Section 2 of this Agreement. All Selling Expenses in connection with any Registration Statement filed pursuant to Section 2 of this Agreement shall be borne by the Holders unless the sale of other securities is covered by such Registration Statement, in which event the Selling Expenses shall be borne by the Holders in the proportion in which the number of shares sold by them bears to the number of shares sold (by the Company or other persons) pursuant to such Registration Statement.

         5. Obligations of the Holders.



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                  (a) In connection with the registration hereunder, the Holders will furnish to the Company in writing such information with respect to Holders and the securities held by Holders, and the proposed distribution by them as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including the Holders' Registrable Securities in the Registration Statement. The Holders also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

                  (b) In connection with the registration pursuant to this Agreement, the Holders will not effect sales thereof pursuant to the Registration Statement until the Registration Statement becomes effective (notification of which will be given to the Holders immediately by the Company by telephone and in writing), and thereafter will suspend such sales after receipt of telephonic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, the Holders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from (i) the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and the Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         6. Information Blackout.

                  At any time when a Registration Statement effected pursuant to
Section 2 relating to Registrable Securities is effective, upon written notice from the Company to the Holders that the Company has determined in good faith that sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information, the Holders shall suspend sales of Registrable Securities pursuant to such Registration Statement until such time as the Company notifies the Holders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed; provided however, that in no event shall such suspension be for a period of greater than 30 days.

         7. Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, the Holders against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and costs) joint or several, to which any of them may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (a) any alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (b) any alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the




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Securities Act or state securities or other blue sky laws applicable to the
Company in connection with such registration, except insofar as the same are caused by or contained in any information furnished to the Company by the Holders for use therein or by such Holders' failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holders with a sufficient number of copies of the same.

                  (b) In connection with any Registration Statement in which Holders are participating, the Holders shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify, jointly and severally, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from: (i) any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by the Holders; and (ii) any manner of sale or distribution of the Registrable Securities by the Holders not in compliance with the method of distribution permitted in the Registration Statement or otherwise in violation of applicable securities laws; provided that the obligation to indemnify shall be limited to the net amount of proceeds received by the Holders from the sale of Registrable Securities pursuant to such Registration Statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.




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         8. Miscellaneous Provisions.

                  (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

                  (b) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders.

                  (d) Notices. All communications under this Agreement shall be sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,

                           (i)      if to the Company, to:

                                    Mr. Jack Leadbeater
                                    Chief Executive Officer
                                    Osage Systems Group, Inc.
                                    1661 Camelback Road, Suite 245
                                    Phoenix, Arizona  85016
                                    Telephone Number: (602) 241-5782

                                    with a copy to:

                                    Stephen M. Cohen, Esquire
                                    Buchanan Ingersoll, P.C.
                                    Eleven Penn Center
                                    1835 Market Street, 14th Floor
                                    Philadelphia, PA  19103
                                    Telephone Number: (215) 665-3873

                           (ii)     if to the Holders:

Mr. John Udelhofen                              Mr. Michael Durbin
525 Echo Lane                                   1044 Inverness LN
Palatine, Illinois 60067                        Telephone Number:  630-773-3953
Telephone Number:  847-359-9453





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Mr. David Durbin                                Mr. Brian Wolfe
5308 Velvet Bent Court                          400 E. Ohio #501
Naperville, Illinois 60564                      Chicago, Illinois 60611
Telephone Number:  630-904-7885                 Telephone Number:  312-943-8841





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                                    with a copy to:

                                    Michael J. Tuchman, Esquire
                                    Levenfeld, Eisenberg, Janger & Glassberg
                                    33 West Monroe Street
                                    Chicago, IL  60603-5448
                                    Telephone Number:  (312) 346-8380
                                    Telecopy Number:  (312) 346-8434

or, at such other address as any of the parties shall have furnished in writing to the other parties hereto.

                  (e) Successors and Assigns; Holders as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns, and the agreements of the Company herein shall inure to the benefit of the Holders and their respective successors and permitted assigns. A Holder shall be permitted to assign his rights under this Agreement to any person related to him by blood or marriage (including only his spouse, siblings, parents, children, grandchildren or their spouses) or to any entity wholly owned by him or any such related persons or to any trust of which Holder or any such related persons are the sole beneficiaries (in the aggregate, the "permitted transferees") however, any such permitted transferee must first agree to hold such shares in accordance with any restrictions upon resale contained within the Stock Purchase Agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Entire Agreement; Survival; Termination. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.




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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


ATTEST:                                           OSAGE SYSTEMS GROUP, INC.


By: /s/ David S. Olson                            By: /s/ Jack R. Leadbeater
    -----------------------                           -------------------
                                                      Name:  Jack R. Leadbeater
                                                      Title: CEO


WITNESS:                                              HOLDERS


By: /s/ Russell Shapiro                               /s/ John Udelhofen
   -------------------------                          ------------------------
                                                      John Udelhofen


                                                      /s/ Michael Durbin
                                                      ------------------------
                                                      Michael Durbin


                                                      /s/ David Durbin
                                                      ------------------------
                                                      David Durbin


                                                      /s/ Brian Wolfe
                                                      ------------------------
                                                      Brian Wolfe



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